UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 10, 2007
Date of Report (Date of earliest event reported)
GENESIS MICROCHIP INC.
(Exact name of registrant as specified in its charter)
Delaware	000-33477	77-0584301
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Augustine Dr. Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 919-8400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 10, 2007, Genesis Microchip Inc. (“Genesis”) entered into an Agreement and Plan of Merger among STMicroelectronics N.V., Sophia Acquisition Corp. and Genesis. A copy of the Merger Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description
99.1	Agreement and Plan of Merger among STMicroelectronics N.V., Sophia Acquisition Corp. and Genesis Microchip Inc. dated as of December 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date: December 11, 2007	/s/ Elias Antoun
Elias Antoun
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Agreement and Plan of Merger among STMicroelectronics N.V., Sophia Acquisition Corp. and Genesis Microchip Inc. dated as of December 10, 2007.